Investor Contact:	Ruth Ann Wisener
Bunge Limited
914-684-3273
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
914-659-9209
news@bunge.com

Bunge Limited Announces Board of Directors Resignation

WHITE PLAINS, NY – Dec . 4, 2019 – Bunge Limited (NYSE:BG) announced today that John E. McGlade has resigned from the company’s Board of Directors, effective immediately.

McGlade joined Bunge’s Board of Directors in 2014 after a distinguished career at Air Products and Chemicals, Inc., a global provider of atmospheric, process and specialty gases, where he served, among other roles, as President and Chief Operating Officer from 2006 until 2008 and as Chairman, President and Chief Executive Officer from 2008 until his retirement in July 2014. McGlade serves on the board of directors of The Goodyear Tire & Rubber company and is a trustee of The Rider-Pool Foundation and ArtsQuest Foundation. McGlade was also a trustee of Lehigh University.

“John has been a trusted colleague and advisor for many years. The Board would like to express our gratitude for John’s guidance and leadership,” said Kathleen Hyle, Chairperson, Bunge Limited. “We thank him for his thoughtful service and wish him all the best for the future.”
About Bunge Limited

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge's expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in New York and has 31,000 employees worldwide who stand behind more than 360 port terminals, oilseed processing plants, grain silos, and food and ingredient production and packaging facilities around the world.
Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the outcome and effects of the Board’s strategic review; our ability to attract and retain executive management and key personnel; industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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